UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2014

TREVENA, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36193	26-1469215
(Commission File No.)	(IRS Employer Identification No.)

1018 West 8th Avenue, Suite A

King of Prussia, PA 19406

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (610) 354-8840

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)                                  Adoption of 2013 Equity Incentive Plan, as amended

At the Trevena, Inc. (“Trevena” or the “Company”) 2014 Annual Meeting of Stockholders held on May 24, 2014 (the “Annual Meeting”), stockholders approved the Company’s 2013 Equity Incentive Plan, as amended (the “Plan”), which had been previously approved by our Board of Directors subject to stockholder approval.

A detailed summary of the material features of the Plan is set forth under the caption “Proposal 3” in the definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission (the “SEC”) on April 12, 2014 (the “Proxy Statement”). The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the description of the Plan set forth in the Proxy Statement and the full text of the Plan, which is attached as Exhibit 99.1 to the Company’s Registration Statement on Form S-8 (No. 333-195957) (the “Form S-8”) filed with the SEC on May 14, 2014.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 14, 2014, the Company held its Annual Meeting in King of Prussia, Pennsylvania.  Of the 26,232,946 shares outstanding as of the record date, 22,078,209 shares, or approximately 84.2%, were present or represented by proxy at the Annual Meeting.  With respect to the matters submitted for a vote of stockholders at the Annual Meeting: (i) each of the Class I directors nominated were elected to serve, (ii) the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 was approved and (iii) the approval of the 2013 Equity Incentive Plan, as amended, was approved.   Set forth below are the voting results for each such matter.

Proposal 1 — Election of Directors

The following three Class I directors were elected to serve for three-year terms until the 2017 annual meeting of stockholders and until their respective successors are elected and qualified.

Name	Votes For	Votes Withheld	Broker Non-Votes
Farah Champsi	20,450,954	36,928	1,590,327
Terrance G. McGuire	20,421,336	66,546	1,590,327
Christopher K. Mirabelli, Ph.D.	20,340,253	147,629	1,590,327

Proposal 2 — Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

For	Against	Abstain	Broker Non-Votes
22,075,898	1,000	1,311	0

Proposal 3 — Approval of 2013 Equity Incentive Plan, as amended.

For	Against	Abstain	Broker Non-Votes
17,632,275	2,845,849	9,758	1,590,327

Item 8.01.                                        Other Events.

Appointment of John M. Limongelli

Effective as of May 12, 2014, the Trevena Board of Directors appointed John M. Limongelli as Senior Vice President, General Counsel and Corporate Secretary of Trevena.  A copy of Mr. Limongelli’s employment agreement has been filed as Exhibit 10.1 to this Form 8-K.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

10.1	Employment Agreement, dated April 21, 2014, by and between Trevena, Inc. and John M. Limongelli.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2014	TREVENA, INC.

	By:	/s/ Roberto Cuca
Roberto Cuca
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Employment Agreement, dated April 21, 2014, by and between Trevena, Inc. and John M. Limongelli.